Mti Abraxsys Systems, Inc.                                  MTi


                                   January 25, 1996

                                             630 Third Avenue
American Stock Transfer And Trust Company              15th Floor
40 Wall Street                                    New York
New York, New York 10005                          NY 10017
                                             USA

Gentlemen:                                        Telephone:
                                             +1 (212) 983 5620
                                 TREASURY ORDER
                                             Facsimile:
WHEREAS:                                     +1 (212) 557 6967

A. Henry Zielleniec (the `Registered Holder'') is the registered holder of $300,000 Series B Debentures of Management Technologies, Inc. (the `Corporation'') (collectively, the ``Debentures'');

B. The Registered Holder has the right pursuant to Paragraph 4 of the Debenture to convert the Debentures into Common Shares in the capital of the Corporation at the times and in the manner set out in such Debentures;

C. Pursuant to a resolution of the Board of Directors of the Corporation duly passed on December 15, 1995, this irrevocable Treasury Order has been delivered to Mr. Barry Globerman, Attorney of New York, New York, as escrow agent (the `Escrow Agent'') for and on behalf of the Registered Holder for the purpose of facilitating delivery to the Escrow Agent for and on behalf of the Registered Holder of a share certificate representing that number of validly issued Common Shares in the capital of the Corporation to which the Registered Shareholder will be entitled upon conversion of some or all, as the case may be, of the Debentures upon presentation to you, as transfer agent of the Corporation in New York, at your address set out above during business hours of;

       1. proof to your satisfaction that the person presenting the following documents is the Escrow Agent who is named in this Treasury Order;

       2. the certificate or certificates representing the Debenture to be converted duly endorsed by the Registered Holder; and

       3. this Treasury Order (collectively, the `Conversion Documents'').

NOW, THEREFORE, YOU ARE IRREVOCABLY AUTHORIZED AND DIRECTED to deliver to the Escrow Agent upon presentation of the Conversion Documents on or after March 11, 1996, a share certificate or certificates without legend or stop transfer order representing the number of fully paid Common Shares in the capital of the Corporation set out below registered in the name of the Registered Shareholder.

The undersigned certifies that the Corporation shall have received the full consideration for the said Common Shares and that they shall be fully paid and non-assessable upon presentation to you of the Conversion Documents.



                                Number of       Number of
Name                            Common Shares   Debentures
----                            -------------   ----------
                Address
                -------

Henry           413 Lytton                      One in the
Zieleniec       Blvd. Toronto,                  amount of
                Ont. Canada                     $300,000
                M5n 1S3



/s/ Peter
Morris
By:  Peter
Morris
President & Chief Operating Officer

On behalf of the Board of Directors of
Management Technologies, Inc.